SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	001-40454	81-1004273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Forge River Road, Suite 100, Webster, Texas	77598
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	KULR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 23, 2026, KULR Technology Group, Inc. (the “Company”) filed a verified petition (the “Petition”) in the Court of Chancery of the State of Delaware (the “Court of Chancery”) pursuant to Section 205 of the Delaware General Corporation Law (the “DGCL”) seeking validation of certain corporate acts and of the Company’s outstanding shares of common stock and Series A Voting Preferred Stock (the “Series A Preferred Stock”), including the filing of the certificate of designation of the Series A Preferred Stock (collectively, the “Section 205 Action”). A copy of the Petition is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Section 205 Action, its expected outcome and timing and the effects of the matters described above on the Company. These statements are subject to risks and uncertainties, including the uncertainties inherent in litigation, and actual results could differ materially. No assurance can be given that the Court of Chancery will grant the relief requested in the Petition or that the Section 205 Action will result in a timely resolution of the uncertainty regarding the Company’s Board composition and capitalization, if at all. Additional factors that could cause actual results to differ are described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Petition filed by KULR Technology Group, Inc. in the Delaware Court of Chancery on October 23, 2026.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: November 10, 2026	By:	/s/ Michael Mo
Michael Mo
Chief Executive Officer